UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200 San Diego, California		92130 (Zip Code)

Registrant’s telephone number, including area code: (858) 677-0900

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 1.01	Entry into a Material Definitive Agreement.

On February 20, 2020, Retail Opportunity Investments Corp. (the “Company”) and Retail Opportunity Investments Partnership, LP, the Company’s operating partnership (the “Operating Partnership”), entered into an “at the market” sales agreement (the “Sales Agreement”) with (i) KeyBanc Capital Markets Inc., BTIG, LLC, BMO Capital Markets Corp., BofA Securities, Inc., Capital One Securities, Inc., Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, Raymond James & Associates, Inc., Regions Securities LLC, Robert W. Baird & Co. Incorporated and Wells Fargo Securities, LLC (collectively, the “Agents”) and (ii) the Forward Purchasers (as defined below), pursuant to which the Company may (x) sell, from time to time, shares (any such shares, the “Primary Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), to or through the Agents and (y) instruct any Forward Seller (as defined below), to offer and sell borrowed shares (any such shares, “Forward Hedge Shares,” and collectively with the Primary Shares, the “Shares”), with the Shares to be sold under the Sales Agreement having an aggregate offering price of up to $500,000,000. Upon entering into the Sales Agreement, the Company simultaneously terminated the sales agreements with Capital One Securities, Inc., Jefferies LLC, KeyBanc Capital Markets Inc., Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated, dated as of May 1, 2018 and as amended on April 29, 2019, which the Company entered into in connection with its prior “at the market” offering.

Under the terms of the Sales Agreement, the Company may also sell Primary Shares to an Agent as principal for its own account at a price agreed upon at the time of such sale. If the Company sells Primary Shares to an Agent as principal, it will enter into a separate terms agreement with the Agent, and it will describe such agreement in a separate prospectus supplement or pricing supplement.

The Sales Agreement contemplates that, in addition to the issuance and sale of Primary Shares to or through the Agents as principal or our sales agents, the Company may enter into separate forward sale agreements with any of KeyBanc Capital Markets Inc., BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC or their respective affiliates (in such capacity, the “Forward Purchasers”). If the Company enters into a forward sale agreement with any Forward Purchaser, the Company expects that such Forward Purchaser or its affiliate will borrow from third parties and, through the relevant Forward Seller, sell a number of Forward Hedge Shares equal to the number of shares of Common Stock underlying the particular forward sale agreement, in accordance with the mutually accepted instructions related to such forward sale agreement. The Company will not initially receive any proceeds from any sale of Forward Hedge Shares through a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement by issuing shares of Common Stock (the “Confirmation Shares”), in which case the Company expects to receive aggregate net cash proceeds at settlement equal to the number of shares of Common Stock underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds from the issuance of shares of Common Stock, and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver shares of Common Stock (in the case of net share settlement).

Subject to the terms and conditions of the Sales Agreement, the Agents will use their commercially reasonable efforts to sell the Shares. The sales, if any, of the Shares made under the Sales Agreement will be made by means of ordinary brokers’ transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Actual sales of Primary Shares will depend on a variety of factors to be determined by the Company from time to time.

The Sales Agreement provides that each Agent will be entitled to compensation for its services of up to 2.0% of the gross sales price of all Primary Shares sold through it as sales agent. In connection with each forward sale agreement, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed, but may be lower than, 2% of the gross sales price of all Forward Hedge Shares sold through such Forward Seller. In addition, the Company may agree with any Agent to sell Primary Shares or with the relevant Forward Seller to sell Forward Hedge Shares other than through ordinary brokers’ transactions using sales efforts and methods that may constitute “distributions” within the meaning of Rule 100 of Regulation M under the Securities Exchange Act of 1934, as amended, and for which the Company may agree to pay such Agent a commission that may exceed 2% of the gross sales price of such Primary Shares or Forward Hedge Shares. The Company has no obligation to sell any of the Shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.

The Company intends to contribute the net proceeds from the offering to the Operating Partnership in exchange for operating partnership units. The Operating Partnership intends to use the net proceeds for working capital and general corporate purposes, including future acquisitions and the repayment and refinancing of debt.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration Nos. 333-231088 and 333-231088-01). The Company filed a prospectus supplement (the “Prospectus Supplement”), dated February 20, 2020, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

The Sales Agreement contains customary representations, warranties, and agreements of the Company, the Agents and the Forward Purchasers, indemnification rights and obligations of the parties and termination provisions. A copy of the Sales Agreement, including the form of forward sales agreement, is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the descriptions of the material terms of the Sales Agreement and the form of forward sales agreement in this Item 1.01 are qualified in their entirety by reference to such Exhibit, which is incorporated herein by reference.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Sales Agreement, dated February 20, 2020, by and among the Company, the Operating Partnership, the Agents and the Forward Purchasers.

5.1	Opinion of Clifford Chance US LLP regarding the legality of the Shares.

8.1	Opinion of Clifford Chance US LLP regarding certain tax matters.

23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1).

23.2	Consent of Clifford Chance US LLP (included in Exhibit 8.1).

99.1	Form of forward sale agreement (included as part of Exhibit 1.1).

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2020	RETAIL OPPORTUNITY INVESTMENTS CORP.

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Dated: February 20, 2020	RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its
general partner

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer